UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023 (December 5, 2023)

HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Repurchase Transactions

On December 5, 2023, Helix Energy Solutions Group, Inc. (the “Company”) entered into various privately negotiated purchase agreements (the “Purchase Agreements”) with certain holders of its outstanding 6.75% Convertible Senior Notes due 2026 (the “2026 Notes”) pursuant to which the Company will repurchase approximately $141 million aggregate principal amount of the 2026 Notes (the “Repurchases”), which will be cancelled, a portion of which will be exchanged solely for $67 million of fixed cash consideration, plus accrued and unpaid interest, and a portion of which will be exchanged for a combination of an aggregate of 1.5 million shares of the Company’s common stock (the “Exchange Shares”) and an amount of cash to be determined by utilizing a formula based in part on the daily volume-weighted average prices per share of the Company’s common stock during the applicable pricing period (such amount of cash, plus the fixed cash consideration, the “Cash Consideration”).  Although the aggregate amount of Cash Consideration paid will ultimately be determined based on the foregoing formula, for illustrative purposes only, if the daily volume-weighted average price per share of the Company’s common stock during such period were equal to $9.00 per share (the closing stock price on December 5, 2023), the aggregate amount of Cash Consideration payable at settlement pursuant to the Purchase Agreements (in addition to the Exchange Shares) would be approximately $192 million, plus accrued and unpaid interest. The Company will issue the Exchange Shares in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Company currently expects the settlement of each of the Repurchases to occur on or before December 27, 2023, in each case subject to the satisfaction of certain closing conditions. Following the settlement of the Repurchases, the Company currently expects approximately $59 million in aggregate principal amount of the 2026 Notes will remain outstanding.

The Exchange Shares have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Capped Call Unwind Transactions

In connection with the Repurchases, the Company entered into agreements with certain financial institutions (the “Existing Option Counterparties”) to terminate a portion of the capped call transactions entered into in connection with the issuance of the 2026 Notes in a notional amount corresponding to the number of shares of the Company’s common stock underlying the 2026 Notes repurchased (the “Terminations”). In connection with the Terminations and the related unwinding of the existing hedge position of the Existing Option Counterparties with respect to such transactions, such Existing Option Counterparties and/or their respective affiliates may sell shares of the Company’s common stock in secondary market transactions, and/or unwind various derivative transactions with respect to the common stock.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and will not constitute an offer, solicitation, or sale in any jurisdiction in which such offering would be unlawful.

Forward-looking Statements:

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the Repurchases and the Terminations, including their timing, the completion or consummation thereof, the ultimate amounts paid, issued, received or remaining outstanding, and the use of any net proceeds therefrom; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the potential effects of the transactions described in this Current Report on Form 8-K; actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (the “SEC”), including Helix’s most recently filed Annual Report on Form 10-K and in Helix’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
10.1	Form of Purchase Agreement
10.2	Form of Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2023
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer